                 SUPPLEMENT TO THE CLASS A, B, AND C PROSPECTUS

                         CREDIT SUISSE HIGH INCOME FUND

THE FOLLOWING INFORMATION SUPERCEDES CERTAIN INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.


The following information replaces the information set forth on page 7 of the fund's prospectus:

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                       ONE YEAR          LIFE OF         INCEPTION
PERIOD ENDED 12/31/02                                                    2002             CLASS            DATE
CLASS A RETURN BEFORE TAXES(1)                                          -3.09%            0.90%            3/8/99
CLASS A RETURN AFTER TAXES ON                                           -6.57%           -2.85%
DISTRIBUTIONS
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF                                               -1.94%           -1.11%
FUND SHARES
CLASS B RETURN BEFORE TAXES                                             -2.83%            1.14%            3/8/99
CLASS C RETURN BEFORE TAXES                                             -0.05%            0.36%           2/28/00
SALOMON SMITH BARNEY HIGH-YIELD MARKET INDEX(5)                         -1.53%           -0.26%(6)
LIPPER OPEN-END HIGH YIELD BOND FUND INDEX(2)                           -2.41%           -2.69%(4)
CSFB HIGH YIELD INDEX DEVELOPED COUNTRIES ONLY(3)                        3.03%            1.05%(4)

(1) The Average Annual Total Returns for Class A reflect the maximum applicable sales charge.

(2) The Lipper Open-End High Yield Bond Fund Index is composed of open-end mutual funds that invest primarily in high yield debt securities. The index does not include sales charges, fees or expenses in its calculation.

(3) The CSFB High Yield Index, Developed Countries Only is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser. Name changed from The Credit Suisse First Boston Domestic + High Yield Index effective May 31, 2001.

(4)  Performance as of earliest class inception date.

(5) Effective December 12, 2002, the fund changed its performance benchmark from the CSFB High Yield Index, Developed Countries Only to the Salomon Smith Barney High Yield Market Index because the construction methodology and sector codes used in this index more closely resemble those of the fund's portfolio. The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities that is compiled by Salomon Smith Barney Inc.

(6)  Performance from March 1, 1999 through December 31, 2002.


Dated:  March 14, 2003                                            CSHIF-16-0303
                                                                  2003-012